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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)           AUGUST 9, 2000
                                                 -------------------------------


                              MANDALAY RESORT GROUP
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             (Exact Name of Registrant as specified in its charter)


         NEVADA                       1-8570                   88-0121916
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(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)            Identification No.)


             3950 LAS VEGAS BOULEVARD SOUTH, LAS VEGAS, NEVADA 89119
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code         (702) 632-6700
                                                  ------------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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                       INFORMATION INCLUDED IN THIS REPORT


ITEM 5.  OTHER EVENTS.

     This report is being filed solely for the purpose of filing the press release included as an exhibit to this report.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         MANDALAY RESORT GROUP



Dated: August 9, 2000                    By:  /s/ GLENN SCHAEFFER
                                            ------------------------------------
                                                  Glenn Schaeffer
                                                  President, Chief Financial
                                                  Officer and Treasurer



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                                INDEX TO EXHIBITS

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

NO.            DESCRIPTION
---        -------------------
99         Press Release dated August 9, 2000.
